SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                  SUGEN, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

--------------------------------------------------------------------------------

(2)     Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------

(6)     Amount previously paid:

--------------------------------------------------------------------------------

(7)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(8)     Filing party:

--------------------------------------------------------------------------------

(9)     Date filed:

--------------------------------------------------------------------------------

                                                                    [SUGEN LOGO]


                                   SUGEN, Inc.

                              230 East Grand Avenue
                      South San Francisco, California 94080

                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1999

                                  ------------


TO THE STOCKHOLDERS OF SUGEN, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SUGEN, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 19, 1999 at 10:00 a.m. local time at the offices of the Company, located at 230 East Grand Avenue, South San Francisco, California, 94080, for the following purposes:

       1. To elect two directors to hold office until the 2002 Annual Meeting of Stockholders.

       2. To approve an amendment to the Company's 1992 Stock Option Plan, as amended (the "Option Plan"), to increase the aggregate number of shares of Common Stock available for issuance under the Option Plan by 750,000 shares.

       3. To approve an amendment to the Company's 1994 Non-Employee Directors' Stock Option Plan, as amended (the "Directors' Plan"), to provide for automatic and non-discretionary option grants to certain directors who serve on certain committees of the Board of Directors.

       4. To approve an amendment to the Company's Employee Stock Purchase Plan, as amended (the "Employees' Plan"), to increase the aggregate number of shares of Common Stock available for issuance under the Employees' Plan by 200,000 shares.

       5. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1999.

       6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 22, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.


                                            By Order of the Board of Directors


                                            RICHARD D. SPIZZIRRI
                                            Secretary

South San Francisco, California
April 22, 1999


ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                   SUGEN, Inc.

                              230 East Grand Avenue
                      South San Francisco, California 94080

                                  ------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 19, 1999

                                  ------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxy is solicited on behalf of the Board of Directors of SUGEN, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 19, 1999, at 10:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, located at 230 East Grand Avenue, South San Francisco, California 94080. The Company intends to mail this proxy statement and accompanying proxy card on or about April 22, 1999 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's common stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of the Company. No additional compensation will be paid to directors, officers or other employees for such services.

Voting Rights and Outstanding Shares

         Only holders of record of Common Stock at the close of business on March 22, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 16,738,166 shares of Common Stock. Each holder of record of Common Stock on such Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 230 East Grand Avenue, South San Francisco, California 94080, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting of stockholders pursuant to Rule 14a-8 of the

Securities and Exchange Commission is December 23, 1999. Unless a stockholder who wishes to bring a matter before the stockholders at the Company's 2000 annual meeting of stockholders notifies the Company of such matter no earlier than February 19, 2000 and no later than March 21, 2000, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

         The Board of Directors is presently composed of eleven members, including four vacancies. There are two directors in the class whose term of office expires in 1999. Each of the nominees for election to this class is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve until the 2002 Annual Meeting and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

         The four vacancies on the Board of Directors include two in the class of directors whose term of office expires in 1999, one in the class whose term of office expires in 2000 and one in the class whose term of office expires in 2001. Pursuant to the Company's Bylaws, subject to certain exceptions, the vacancies can be filled only by the affirmative vote of a majority of the Board of Directors. Accordingly, at the Annual Meeting, stockholders cannot vote for a greater number of persons than the number of nominees named.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

         Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2002 Annual Meeting

         Jeremy L. Curnock Cook, 49, was appointed as a director of the Company in December 1996. Mr. Curnock Cook has been Head of the Rothschild Bioscience Unit and a director of Rothschild Asset Management Limited since 1987. He is a director of several British companies, including International Biotechnology Trust plc, Biocompatibles International plc, Cantab Pharmaceuticals plc, Cobra Therapeutics Ltd. and Vanguard Medica Group plc. He also serves on the Boards of Directors of Cell Therapeutics, Inc., Creative Biomolecules, Inc., Targeted Genetics Corp. and Ribozyme Pharmaceuticals, Inc. in the United States and Angiotech Pharmaceuticals, Inc. and Inflazyme Pharmaceuticals Ltd. in Canada. He is also a director of AMRAD Corporation in Australia.

         Gerald Moller, 55, has served as a director since April 1999. From 1975 to 1998, Dr. Moller held numerous positions with Boehringer Mannheim GmbH, a German pharmaceutical company, including Chief Executive Officer of Boehringer Mannheim Group, Amsterdam and most recently as Head of Global Development and Strategic Marketing Roche Pharma and a Member of the Executive Committee of Hoffman-La Roche, Basel. Dr. Moller serves a director of Ferrarius Biotech GmbH and Chairman of the Board of COMED e.v. in Germany. Dr. Moller received his Ph.D. in physical chemistry from the University of Kiel.


             MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE
                         IN FAVOR OF EACH NAMED NOMINEE.


Directors Continuing in Office Until the 2000 Annual Meeting

         Samuel A. Hamad, 57, has served as President of SUGEN International AG and Acting Chief Executive Officer of SUGEN Europe AG (both subsidiaries of the Company) since June 1998 and as a director since April 1999. From 1983 to
November 1997, Mr. Hamad held various senior management positions with Bristol-Myers Squibb Company, an international pharmaceutical company, including President of Bristol-Myers Squibb Europe and President, Bristol-Myers Squibb Intercontinental. Prior to joining Bristol-Myers Squibb Company, Mr. Hamad held senior management positions with Pfizer, Inc. and Merck & Company.

         Donald E. Nickelson, 66, has served as a director of the Company since October 1992. Mr. Nickelson served as President of PaineWebber Group, a brokerage service and investment banking company, from 1988 until retiring in 1990. He also served as a director of PaineWebber Group from 1980 until 1993. Mr. Nickelson serves as Vice-Chairman and director of Harbour Group Industries, Inc., and as Chairman of the Board of OmniQuip International, Inc. and Del Industries. He also serves as director of Carey Diversified, LLC and Tarponwear International, Inc., and serves as a Trustee of the Mainstay Mutual Funds Group.

         Richard D. Spizzirri, 66, has served as a director of the Company since December 1991 and as Secretary since May 1992. Mr. Spizzirri was a partner at the law firm of Davis, Polk & Wardwell from 1967 to December 1994, when he retired. He continues to serve as senior counsel to Davis, Polk & Wardwell and also serves as a director of Centocor, Inc.

Directors Continuing in Office Until the 2001 Annual Meeting

         Stephen Evans-Freke, 47, a founder of the Company, has served as Chief Executive Officer and Chairman of the Board of the Company since its inception. Mr. Evans-Freke was also a founder of Selectide Corporation, a biotechnology company based on combinatorial chemistry screening technology, and served as its Chairman of the Board from 1990 until its acquisition by Marion Merrell Dow, Inc. in January 1995. From 1976 to 1990, Mr. Evans-Freke was employed by PaineWebber Incorporated, a brokerage, financial service and investment banking company, and served most recently as a member of its Board of Directors and President of PaineWebber Development Corporation, a subsidiary of PaineWebber Incorporated. He is also involved with various private companies, serving as a director of Pharmaceutical Partners LLC and President of International Technology Investment Managers, Inc. He is also a director of ValiGene, Inc., a privately held genomics company, and of Montier Asset Management Ltd. Mr. Evans-Freke formerly served as a director of Genentech Development Corporation, Amgen Development Corporation, Centocor Development Corporation and a number of other biotechnology and high technology companies. Mr. Evans-Freke received a degree in Law from the University of Cambridge.

         Axel Ullrich, Ph.D., 55, a founder of the Company, has served as a consultant to the Company in his capacity as Co-Chief Scientist and has been a member of the Board of Directors of the Company since its inception. Since 1988, Dr. Ullrich has served as Director, Department of Molecular Biology, Max-Planck-Institut HERE IT IS1988, Dr. Ullrich has served as Director, Department of Molecular Biology, Max-Planck-Institut fur Biochemie, a research institute of the Max-Planck Society, a German government-funded organization of over eighty research institutes. From 1982 to 1988, Professor Ullrich served in senior research positions at Genentech. Professor Ullrich is the 1998 recipient of the German Cancer Society prize in recognition of his significant contributions to cancer research.

Honorary Member of the Board

         Joseph Schlessinger, Ph.D., 54, a founder of the Company, has served as a consultant to the Company in his capacity as Co-Chief Scientist, as well as an honorary member of the Board of Directors, since its inception. He has served as a professor and Chairman of the Department of Pharmacology at New York University Medical Center since 1990, and as the Ruth and Leonard Simon Professor in Cancer Research in the Department of Chemical Immunology at the Weizmann Institute of Science in Rehovot, Israel, since 1984. He was formerly Director of Research for Rorer Biotechnology, a biotechnology company.

Board Committees and Meetings

         During the fiscal year ended December 31, 1998 the Board of Directors held seven meetings. The Board has delegated certain of its powers to its Audit Committee, Compensation Committee, and Nominating Committee.

         The Audit Committee meets with the Company's independent auditors at least annually to review the results of the Company's annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is currently composed of two non-employee directors: Messrs. Spizzirri (Chairman) and Nickelson. Mr. Ross joined the Audit Committee in July 1998, following the resignation of Mr. Hartman, who served on the committee until his resignation from the Company's Board of Directors in July 1998. Mr. Ross served on the committee until his resignation from the Company's Board of Directors in February 1999. The Audit Committee met twice during 1998.

         The Compensation Committee makes recommendations concerning salaries and incentive compensation for executive officers, grants stock options under the Company's 1992 Stock Option Plan and 1995 Long-Term Objectives Stock Option Plan for Senior Management, determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is currently composed of two non-employee directors:
Messrs. Nickelson (Chairman) and Spizzirri. Mr. Spizzirri joined the Compensation Committee in July 1998, following the resignation of Mr. Wall, who served on the committee until his resignation from the Company's Board of Directors in June 1998. Mr. Ross served on the committee until his resignation from the Company's Board of Directors in February 1999. In addition to actions taken by unanimous consent, the Compensation Committee met once during the last fiscal year.

         The Nominating Committee was established to make recommendations concerning nominations of new members to the Board of Directors. No procedure has been established for the consideration of nominees recommended by stockholders. The Nominating Committee was established in September 1997 and is currently composed of three directors: Messrs. Curnock Cook, Evans-Freke (Chairman) and Nickelson. Mr. Ross served on the committee until his resignation from the Company's Board of Directors in February 1999. There were no meetings of the Nominating Committee in 1998.

         During the fiscal year ended December 31, 1998, all incumbent directors attended at least 80% of the aggregate of the meetings held of the Board and of the committees on which they served during the period for which they were a director or committee member.

                                   MANAGEMENT

         Executive officers are appointed annually by the Board and serve at the discretion of the Board. Set forth below are the names of and certain biographical information concerning the executive officers of the Company.


               Name                 Age                         Position
               ----                 ---                         --------
Stephen Evans-Freke (1) ............ 47    Chief Executive Officer and Chairman
                                             of the Board

K. Peter Hirth, Ph.D. .............. 47    Executive Vice President and Chairman
                                             of the Research and Development
                                             Committee

Stephen K. Carter, M.D. ............ 61    Senior Vice President, Clinical and
                                             Regulatory Affairs

Sara A. Courtneidge, Ph.D. ......... 45    Senior Vice President, Research

James L. Knighton .................. 45    Senior Vice President and Chief
                                             Financial Officer

Peter J. Langecker, M.D., Ph.D. .... 48    Vice President, Clinical Affairs

Gerald McMahon, Ph.D. .............. 44    Vice President, Drug Discovery

Gregory D. Plowman, M.D., Ph.D. .... 42    Vice President, Molecular Biology

Dorian Rinella ..................... 50    Vice President, Human Resources

Laura K. Shawver, Ph.D. ............ 41    Vice President, Preclinical and
                                             Pharmaceutical Development

------------
(1) See "Proposal 1 -- Election of Directors" for biographical information concerning the Company's Chief Executive Officer and Chairman of the Board.


         K. Peter Hirth, Ph.D., Executive Vice President, and Chairman of the Research and Development Committee, joined the Company in March 1992. Dr. Hirth held several positions with Boehringer Mannheim GmbH, a German pharmaceutical company, from August 1984 to December 1991, most recently as Vice President and Head of Immunopharmacology, Allergy, Virology and Microbiology.

         Stephen K. Carter, M.D., Senior Vice President Clinical and Regulatory Affairs, joined the Company in January 1998. From 1995 to 1997, Dr. Carter served as Senior Vice President, Research and Development of Boehringer Ingelheim Pharmaceuticals, Inc., a pharmaceutical company. From 1982 to 1995, Dr. Carter held several positions at Bristol-Myers Squibb Pharmaceutical Research Institute, a pharmaceutical company, most recently as Senior Vice President, Worldwide Clinical Research and Development. Dr. Carter also serves as a director of Alfacell Corporation and Cytogen Corporation. Dr. Carter has committed fifty percent of his time to his SUGEN responsibilities, the balance being devoted to third party consultancy and other interests. Dr. Carter received his Medical Degree in 1963 from the New York Medical College.

         Sara A. Courtneidge, Ph.D., Senior Vice President, Research, joined the Company in November 1994. Dr. Courtneidge was employed by the European Molecular Biology Laboratory, an international molecular biology research center in Heidelberg, Germany, from August 1985 to September 1994, first as Group Leader, and most recently as Senior Scientist, Differentiation Programme. From January 1981 to July 1985, Dr. Courtneidge was a member of the Scientific Staff at the National Institute of Medical Research, London, England.

         James L. Knighton, Senior Vice President and Chief Financial Officer, joined the Company in October 1998. From 1994 to October 1998, Mr. Knighton was employed by Chiron Corporation, a biotechnology company, as Vice President, Business Operations until 1996 and as Vice President, Investor Relations from 1996 to October 1998. From 1989 to 1994, Mr. Knighton held several positions with Dupont Merck Pharmaceutical Company, most recently as Corporate Vice President, Strategic Planning. Mr. Knighton earned his B.S. at the University of Notre Dame, his M.S. in Genetics at the University of Pennsylvania School of Medicine and his M.B.A. at The Wharton School, the University of Pennsylvania.

         Peter J. Langecker, M.D., Ph.D., Vice President, Clinical Affairs, joined the Company in July 1997. From July 1995 to July 1997, Dr. Langecker served as Vice President, Clinical Research of Coulter Pharmaceutical, Inc., a biotechnology company, and from March 1992 to July 1995, he served as Director,

Clinical Research, Oncology of Schering-Plough Corp., an international pharmaceutical company. Subsequent to receiving his Medical Degree in 1984 and his Doctorate Degree in 1988 from the University of Munich, Dr. Langecker joined CIBA-GEIGY AG, an international pharmaceutical company, where he served as General Medical Advisor until February 1992.

         Gerald McMahon, Ph.D., Vice President, Drug Discovery, joined the Company in January 1994 and held various positions with the Company prior to being appointed an officer of the Company in January 1998. Dr. McMahon served as director of molecular oncology at Sandoz Research Institute from January 1989 to January 1994. From 1984 to 1989 Dr. McMahon was employed by the Division of Toxicology and the Department of Chemistry at MIT in Cambridge, Massachusetts and conducted postdoctoral research in the Department of Hematology and Oncology at Tufts University School of Medicine. Dr. McMahon earned his B.S. in Biology and his Ph.D. in Molecular Biology from the Rennsselaer Polytechnic Institute.

         Gregory D. Plowman, M.D., Ph.D., Vice President, Molecular Biology, joined the Company in January 1994 and held various positions with the Company prior to being appointed an officer of the Company in January 1998. Dr. Plowman held several positions at Bristol-Myers Squibb from 1988 to December 1993, most recently as head of a receptor biology program in the Oncology Drug Discovery Department. During this period he cloned several growth factors and RTKs including amphiregulin, HER3 and HER4. He earned his B.A. in Biology and Chemistry from Whitman College and his M.D. and Ph.D. from the University of Washington.

         Dorian Rinella, Vice President, Human Resources, joined the Company in December 1991 and held various positions with the Company prior to being appointed an officer of the Company in January 1998. From 1984 to December 1991, Ms. Rinella was employed by Doric Development, Inc., a real estate development firm.

         Laura K. Shawver, Ph.D., Vice President, Preclinical and Pharmaceutical Development, joined the Company in June 1992 and held various positions with the Company prior to being appointed an officer of the Company in February 1997. From August 1989 to June 1992, Dr. Shawver held several positions at Berlex Biosciences, most recently as Director of Cell Biology and Immunology. Dr. Shawver also served as a research associate in the Department of Hematology and Oncology at the Jewish Hospital at Washington University from 1986 to August 1989. Dr. Shawver received her Ph.D. in Pharmacology from the University of Iowa and completed her postdoctoral fellowship in the Department of Microbiology at the University of Virginia.


                                   PROPOSAL 2

                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                             1992 STOCK OPTION PLAN

         In February 1992, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1992 Stock Option Plan (the "Option Plan"). As a result of a series of amendments, at December 31, 1998 there were 3,500,000 shares of the Company's Common Stock authorized for issuance under the Option Plan.

         Through March 31, 1999, stock options (net of canceled or expired options) covering an aggregate of 3,556,452 shares of the Company's Common Stock had been granted under the Option Plan, of which options to purchase 56,452 shares (net of canceled or expired options) are subject to stockholder approval of this Proposal 2.

         In February 1999, the Board of Directors approved an amendment to the Option Plan, subject to stockholder approval, to enhance the flexibility of the Board in granting stock options to employees, officers and consultants of the Company and its affiliates and to directors of the Company. The amendment increases the number of shares authorized for issuance under the Option Plan by 750,000 shares, from an aggregate of 3,500,000 shares to a total of 4,250,000 shares. The Board approved this amendment to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board.

         Stockholders are requested in this Proposal 2 to approve the amendment to the Option Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Option Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


                 MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND
                         A VOTE IN FAVOR OF PROPOSAL 2.

The essential features of the Option Plan are outlined below:

General

         The Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Option Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code").
Nonstatutory stock options granted under the Option Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various options included in the Option Plan.

Purpose

         The Option Plan was adopted to provide a means by which employees (including officers and employee directors) of and selected consultants to the Company and its affiliates and directors of the Company may be given an opportunity to receive stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 248 full-time regular employees are eligible to participate in the Option Plan.

Administration

         The Option Plan is administered by the Board of Directors of the Company. Subject to the provisions of the Option Plan, the Board has the power to construe and interpret the Option Plan and to determine the persons to whom and the dates on which options will be granted, what type of option will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the Option Plan to a committee composed of at least two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Option Plan to the Compensation Committee of the Board. As used herein with respect to the Option Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

         The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Option Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Option Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

Eligibility

         Incentive stock options may be granted under the Option Plan only to employees (including officers) of the Company and its affiliates. Consultants, directors and employees (including officers) are eligible to receive options other than incentive stock options under the Option Plan.

         No option may be granted under the Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Option Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000. No person may be granted options covering more than 434,527 shares of Common Stock in any calendar year.

Stock Subject to the Option Plan

         Subject to stockholder approval of this Proposal 2, an aggregate of 4,250,000 shares of Common Stock is reserved for issuance under the Option Plan. If options granted under the Option Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Option Plan.

Terms of Options

         The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of incentive stock options under the Option Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Option Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above) may also not be less than 110% of such fair market value. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." At March 31, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $19.1875 per share.

         The exercise price of options granted under the Option Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

         Repricing. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the Option Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 434,527 per person share limitation.

         Option Exercise. Options granted under the Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Option Plan typically vest, for an optionee's initial grant, at the rate of 25% of the shares subject to the option on the first anniversary of the date of the optionee's commencement of employment or services as a consultant or director and 1|M/12th of the remaining shares on the first day of each quarter thereafter during the optionee's employment or service as a consultant or director. Subsequent grants to the optionee, if any, typically vest at the rate of 1|M/16th per quarter. Shares covered by options granted under the Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Option Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the service of the Company or an affiliate before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

         Term. The maximum term of options under the Option Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Option Plan terminate within a period specified by the Board (generally three months) after the optionee ceases to provide services to the Company or any affiliate of the Company, unless (a) the termination of service is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within 12 months or less of such termination; or (b) the optionee dies while providing services to the Company or any affiliate of the Company, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 12 months or less of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution.

Adjustment Provisions

         If there is any  change  in the stock  subject  to the  Option  Plan or subject to any option granted under the Option Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Option Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Option Plan, the maximum number of shares which may be granted to any person during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

Effect of Certain Corporate Events

         The Option Plan provides for automatic acceleration of vesting of outstanding options granted under the Option Plan in the event of a change of control, which includes (i) a merger or consolidation in which the Company is not the surviving corporation; (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's outstanding common stock are converted by virtue of the merger into other property; (iii) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged; (iv) a transaction or group of related transactions involving the sale of all or substantially all of the Company's assets; (v) certain acquisitions by a person, entity or group of the beneficial ownership of securities of the Company representing more than 50% of the combined voting power in the election of directors; and (vi) certain changes in the composition of the Company's Board of Directors such that, during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board (including directors who at such time were duly elected or nominated for election by the Company's stockholders during such period), cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board are entitled to vote. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

         The Board may suspend or terminate the Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Option Plan will terminate in February 2002.

         The Board may also amend the Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy
Section 422 of the Code, if applicable, Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirements); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of
Section 422 of the Code or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the Option Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Restrictions on Transfer

         Under the Option Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and, during the lifetime of an optionee, an option may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order." In addition, any shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

Federal Income Tax Information

         Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Incentive Stock Options. Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Nonstatutory Stock Options. Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1,000,000. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by the stockholders. The Option Plan contains a per-person, per-calendar year limitation of 434,527 shares, which was approved by the Company's stockholders in 1995.

                                NEW PLAN BENEFITS

         The following table presents certain information, as of March 31, 1999, with respect to options granted under the Option Plan which are subject to stockholder approval, to (i) the Named Executive Officers (as defined below under "Executive Compensation -- Compensation of Executive Officers") and (ii) all executive officers as a group. No non-employee director was granted an option under the Option Plan in 1998 as a director. None of the options to acquire 56,452 shares of Common Stock that are subject to stockholder approval were granted to non-executive officers.


                                                         1992 Stock Option Plan
                                                         ----------------------
                                                                 Number of
                                                            Shares Subject to
Name and Position                                            Options Granted
-----------------                                            ---------------
Stephen Evans-Freke ............................................  45,000
 Chief Executive Officer and
 Chairman of the Board

K. Peter Hirth, Ph.D. ..........................................  30,000
 Executive Vice President and Chairman of the Research and Development Committee

Sara A. Courtneidge, Ph.D. .....................................  25,000
 Senior Vice President, Research

Peter J. Langecker, M.D., Ph.D. ................................   7,000
 Vice President, Clinical Affairs

Laura K. Shawver, Ph.D. ........................................  15,000
 Vice President, Preclinical and Pharmaceutical
 Development

All Executive Officers as a group (10 persons) ................. 170,000


                                   PROPOSAL 3

                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

         In April 1994, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1994 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). As a result of a series of amendments, at December 31, 1998 there were 380,000 shares of the Company's Common Stock authorized for issuance under the Directors' Plan.

         In February 1995, the Directors' Plan was amended to increase the automatic annual grant to each Non-Employee Director (as defined below), from an option to purchase 2,000 shares of Common Stock to an option to purchase 5,000 shares of Common Stock and to change the date of the grant from the date of each annual meeting of stockholders, commencing with the 1996 Annual Meeting, to 10 days subsequent to each annual meeting of stockholders, commencing with the 1995 Annual Meeting of Stockholders.

         Through March 31, 1999, stock options (net of canceled or expired options) covering an aggregate of 203,000 shares of the Company's Common Stock had been granted under the Directors' Plan. As of that date, 177,000 shares of Common Stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan.

         In June 1998, the Board of Directors approved an amendment to the Directors' Plan, subject to stockholder approval, to more adequately compensate persons who are directors of the Company and who are not employees of the Company or of any affiliates ("Non-Employee Directors"). The amendment provides for automatic and non-discretionary option grants to certain directors who serve on certain committees of the Board of Directors as follows: 2,000 shares for services as a member of the Executive Committee, 1,000 shares for services as a member of the Audit, Compensation and/or Nominating

Committees or 2,000 shares for services as the Chairman of any such Committee. The Board approved this amendment to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board.

         Stockholders are requested in this Proposal 3 to approve the amendment to the Directors' Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


               MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

         The essential features of the Directors' Plan are outlined below.

General

         The Directors' Plan provides for the automatic, non-discretionary grant of nonstatutory stock options to Non-Employee Directors of the Company. Nonstatutory stock options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" below for a discussion of the tax treatment of nonstatutory stock options.

Purpose

         The Directors' Plan was adopted to provide a means by which each director who is not otherwise an employee of the Company or of any affiliates may be given an opportunity to purchase stock of the Company and to advance the interests of the Company through the motivation, attraction and retention of qualified Non-Employee Directors. All Non-Employee Directors are eligible to receive options under the Directors' Plan.

Administration

         The Directors' Plan is administered by the Board of Directors. The Board has the power to construe and interpret the Directors' Plan and is authorized to delegate administration of such plan to a committee composed of not fewer than two members of the Board (the "Committee"). As used herein with respect to the Directors' Plan, the "Board" refers to the Committee as well as to the Board of Directors itself.

Eligibility

         Only Non-Employee Directors of the Company are eligible to receive options under the Directors' Plan.

Stock Subject to the Directors' Plan

         An aggregate of 380,000 shares of Common Stock is reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without having been exercised in full, the stock not purchased pursuant to such options again becomes available for issuance under the plan.

Terms of Options

         The following is a description of the terms of options under the Directors' Plan.

         Non-Discretionary Grants. Option grants under the Directors' Plan are automatic and non-discretionary. The Directors' Plan provides that (i) upon the date of the Annual Meeting of Stockholders of the Company held during 1995, each person who was then a Non-Employee Director and had been a Non-Employee Director for at least three months would receive an automatic grant of an option to purchase 2,000 shares of Common Stock ("Initial Grants"); (ii) each person elected for the first time to be a Non-Employee Director after the adoption of the Directors' Plan will be granted an option on the date of his or her initial election as a Non-Employee Director to purchase 10,000 shares of Common

Stock; and (iii) 10 days following the date of each annual meeting of stockholders, commencing with the Annual Meeting held during 1995, each Non-Employee Director who is then a Non-Employee Director and who has served as a Non-Employee Director for at least three months, will receive an option to purchase 5,000 shares of Common Stock. In addition, for services on certain Committees of the Board of Directors, a director will receive an option to purchase 2,000 shares of Common Stock for Executive Committee membership (other than a Chairman), an option to purchase 1,000 shares of Common Stock for Audit, Compensation and/or Nominating Committee membership (other than a Chairman) and an option to purchase 2,000 shares of Common Stock for services as the Chairman of any such Committee.

         Option Exercise. The Initial Grants are fully exercisable ("vest") on the date of grant. Options granted to new Non-Employee Directors vest in equal annual installments over a period of five years from the date of the grant. Options granted annually to existing Non-Employee Directors of the Company and committee grants vest in full on the date 10 days prior to the date of the first annual meeting of stockholders of the Company subsequent to the date of the grant. In December 1998, the Directors' Plan was amended to provide that future options granted under the Directors' Plan will allow the optionees to exercise an option, in whole or in part, prior to the full vesting of the options, subject to a repurchase right in favor of the Company as to any unvested shares. All vesting is subject to continued service on the Board as a Non-Employee Director.

         Exercise Price; Payment. The exercise price of all options granted under the Directors' Plan is 100% of the fair market value of the Common Stock of the Company on the date on which the option is granted. The exercise price of options granted under the Directors' Plan must be paid either (i) in cash at the time the option is exercised; or (ii) by delivery of other Common Stock of the Company; or (iii) by a combination of the methods of payment specified in (i) or
(ii) above. At March 31, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $19.1875 per share.

         Term. The term of options under the Directors' Plan is 10 years. An option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only for that number of shares for which it was vested on the date of termination of such service.

Adjustment Provisions

         If there is any change in the stock subject to the Directors' Plan or subject to any option granted thereunder (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Directors' Plan, and the class, number of shares and price per share of stock subject to any such outstanding options.

Effect of Certain Corporate Events

         The Directors' Plan provides for automatic acceleration of vesting of outstanding options granted under the Directors' Plan in the event of a change of control, which includes (i) a merger or consolidation in which the Company is not the surviving corporation; (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's outstanding common stock are converted by virtue of the merger into other property; (iii) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged; (iv) a transaction or group of related transactions involving the sale of all or substantially all of the Company's assets; (v) certain acquisitions by a person, entity or group of the beneficial ownership of securities of the Company representing more than 50% of the combined voting power in the election of directors; and (vi) certain changes in the composition of the Company's Board of Directors such that, during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board (including directors who at such time were duly Zelected or nominated for election by the Company's stockholders during such period), cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board are entitled to vote. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

         Unless sooner terminated, the Directors' Plan will terminate in April 2004, or upon the occurrence of any event described in the preceding paragraph. The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time or from time to time.

         The Board may amend the Directors' Plan at any time, provided that the Board shall not amend the plan more than once every six months with respect to the provisions of the Directors' Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code or the Employee Retirement Income Security Act ("ERISA"). However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where the amendment would: (i) modify the requirements as to eligibility for participation to the extent such modification requires stockholder approval in order for such Plan to comply with the requirements of Rule 16b-3; (ii) increase the number of shares reserved for issuance upon exercise of options, or (iii) change any other provision of the Directors' Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

Restrictions on Transfer

         Under the Directors' Plan, an option may not be transferred by the optionee otherwise than by will or by laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee, or by his or her guardian or legal representative.

Federal Income Tax Information

         Options granted under the Directors' Plan generally have the federal income tax consequences of nonstatutory stock options described under the "Federal Income Tax Information" in Proposal 2 above.

         The following table presents certain information, as of March 31, 1999, with respect to options granted under the Option Plan which are subject to stockholder approval, to (i) the Named Executive Officers (as defined below under "Executive Compensation -- Compensation of Executive Officers") and (ii) all executive officers as a group. No non-employee director was granted an option under the Option Plan in 1998 as a director. None of the options to acquire 56,452 shares of Common Stock that are subject to stockholder approval were granted to non-executive officers.


                                NEW PLAN BENEFITS

         The following table presents certain information with respect to options to be granted in 1999, subject to stockholder approval, to all Non-Employee Directors as a group under the Directors' Plan.


                                      1994 Non-Employee Directors'
                                           Stock Option Plan
                                      ----------------------------
                                               Number of
                                           Shares Subject To
          Name and Position                 Options Granted
          -----------------                 ---------------
         Jeremy L. Curnock Cook ................ 1,000
         Donald E. Nickelson ................... 6,000
         Richard D. Spizzirri .................. 5,000

                                   PROPOSAL 4

                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                          EMPLOYEE STOCK PURCHASE PLAN

         In April 1994, the Board of Directors adopted the Company's Employee Stock Purchase Plan (the "Purchase Plan"). At December 31, 1998, there were 200,000 shares of Common Stock reserved for issuance under the Purchase Plan.

         In February 1999, the Board amended the Purchase Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Purchase Plan from a total of 200,000 shares to a total of 400,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant purchase rights at levels determined appropriate by the Board.

         During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Peter J. Langecker, M.D., Ph.D. 920 shares ($11.68), all current executive officers as a group 920 shares ($11.68), and all employees (excluding executive officers) as a group 46,323 shares ($11.68).

         As of March 31, 1999, purchase rights (net of canceled or expired purchase rights) covering an aggregate of 193,578 shares of the Company's Common Stock had been issued under the Purchase Plan. Only 6,422 shares of Common Stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future issuance under the Purchase Plan.

         Stockholders are requested in this Proposal 4 to approve the amendment to the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


             MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE
                             IN FAVOR OF PROPOSAL 4

         The essential features of the Purchase Plan, as amended, are outlined below:

Purpose

         The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 248 full-time regular employees are eligible to participate in the Purchase Plan. The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

Administration

         The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

         The Board has the power, which it has not yet exercised, to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

Offerings

         The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each offering is six months long.

Eligibility

         Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by the Company or the designated affiliate for at 30 days on the first day of the offering.

         However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may accrue the right to purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates for each calendar year in which such right is outstanding at any time.

Participation in the Plan

         Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' base total compensation during the offering.

Purchase Price

         The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of the offering.

Payment of Purchase Price; Payroll Deductions

         The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may terminate his or her payroll deductions as the Board provides in the offering. A participant may not increase, decrease or begin such payroll deductions after the beginning of the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

Purchase of Stock

         By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. Currently, the maximum aggregate number of shares that may be purchased on any purchase date is 40,000 shares or, if less, the number of shares remaining available under the Purchase Plan. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering at the applicable price. See "Withdrawal" below.

Withdrawal

         While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time up to 10 days prior to the end of the applicable offering.

         Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

         Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

         Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Duration, Amendment and Termination

         The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will terminate in April 2004.

         The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(iii) modify any other provision of the Purchase Plan, if such approval is required in order to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 under the Exchange Act.

         Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without the consent of the employee to whom such rights were granted.

Effect of Certain Corporate Events

         The Purchase Plan provides for the assumption, continuation or acceleration of exercisability of outstanding rights granted under the Purchase Plan in the event of a change of control, which includes (i) a merger or consolidation in which the Company is not the surviving corporation; (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's outstanding common stock are converted by virtue of the merger into other property; or (iii) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged. The acceleration of a right in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Stock Subject to Purchase Plan

         Subject to stockholder approval of this Proposal 4, an aggregate of 400,000 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again becomes available for issuance under the Purchase Plan.

Federal Income Tax Information

         Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

         A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

         If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

         If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

         There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.


                                   PROPOSAL 5

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP began auditing the Company's financial statements with the fiscal year ended December 31, 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

             MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE
                            IN FAVOR OF PROPOSAL 5.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table  sets forth  certain  information  regarding  the ownership  of the  Company's  Common  Stock as of March 31,  1999,  by: (i) each director and nominee for director;  (ii) each of the executive officers named in the Summary Compensation Table of the Company;  (iii) all executive officers and directors of the Company as a group;  and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                            Beneficial Ownership (1)
                                                                            --------------------
                                                                           Number of     Percent of
Beneficial Owner                                                            Shares         Total
----------------                                                            ------         -----
Zeneca Limited .....................................................       3,036,016         18.0
 15 Stanhope Gate
 London W1Y 6LN
 England

Wellington Management Company, LLP .................................         837,100          5.0
 75 State Street
 Boston, MA 02109

Stephen Evans-Freke(2) .............................................         864,469          5.0
 230 E. Grand Avenue
 South San Francisco, CA 94080

Jeremy L. Curnock Cook(3) ..........................................         757,667          4.5

Samuel A. Hamad ....................................................            --            --

Heinrich Kuhn(4) ...................................................          57,666           *

Gerald Moller, Ph.D ................................................            --            --

Donald E. Nickelson(5) .............................................          61,999           *

Richard D. Spizzirri(6) ............................................         362,075          2.1

Axel Ullrich, Ph.D.(7) .............................................         234,333          1.4

Sara A. Courtneidge, Ph.D.(8) ......................................          93,749           *

K. Peter Hirth, Ph.D.(9) ...........................................         233,928          1.4

Peter J. Langecker, M.D., Ph.D.(10) ................................          37,917           *

Laura K. Shawver, Ph.D.(11) ........................................          55,447           *

All executive officers and directors as a group (18 persons)(12) ...       3,167,592         17.7

------------
  * Less than one percent.
 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission ("SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,869,233 shares of Common Stock outstanding on March 31, 1999, adjusted as required by rules promulgated by the SEC.
 (2) Includes (i) 5,333 shares beneficially owned by ITIM Corp., of which Mr. Evans-Freke is a stockholder and director, (ii) 23,424 shares beneficially owned by Mr. Evans-Freke as co-trustee of his children's trusts, (iii) 8,271 shares owned by his spouse, and (iv) 315,000 shares subject to stock options exercisable within 60 days of March 31, 1999, of which 156,375 are subject to a repurchase option in favor of the Company in the event of early exercise.
 (3) Includes 736,667 shares beneficially held by International Biotechnology Trust plc ("IBT") of which Mr. Curnock Cook is a director. Mr. Curnock Cook is a director of Rothschild Asset Management Limited, the discretionary investment advisor of IBT. Mr. Curnock Cook disclaims beneficial ownership of the IBT shares. Also includes 21,000 shares subject to stock options exercisable within 60 days of March 31, 1999, of which 6,000 would be subject to a repurchase option in favor of the Company in the event of early exercise.

                                       20



 (4) Includes 32,000 shares subject to stock options exercisable within 60 days of March 31, 1999, of which 625 are subject to a repurchase option in favor of the Company in the event of an early exercise.
 (5) Includes (i) 23,999 shares beneficially owned by Nickelson Properties Limited Partnership of which Mr. Nickelson is a limited partner and the sole shareholder and director of DN Holdings, Inc., the general partner of Nickelson Properties Limited Partnership, and (ii) 38,000 shares subject to stock options exercisable within 60 days of March 31, 1999.
 (6) Includes 30,571 shares subject to stock options exercisable within 60 days of March 31, 1999, of which 6,429 are subject to a repurchase option in favor of the Company in the event of an early exercise.
 (7) Includes 42,333 shares subject to stock options exercisable within 60 days of March 31, 1999.
 (8) Includes 92,749 shares subject to stock options exercisable within 60 days of March 31, 1999.
 (9) Includes 173,159 shares subject to stock options exerciseable within 60 days of March 31, 1999.
(10) Includes 36,499 shares subject to stock options exercisable within 60 days of March 31, 1999.
(11) Includes 38,500 shares subject to stock options exercisable within 60 days of March 31, 1999.
(12) Includes shares held by directors and executive officers of the Company, and entities affiliated with such persons. Also includes 20,000 shares subject to repurchase or forfeiture in favor of the Company and 980,354 shares subject to stock options held by executive officers and directors exercisable within 60 days of March 31, 1999, of which 169,429 are subject to a repurchase option in favor of the Company in the event of early exercise; see Notes 2 through 11 above.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


                             EXECUTIVE COMPENSATION

Compensation of Directors

         Each of the Company's non-employee directors receives a fee of $2,000 for each Board of Directors and Board committee meeting attended. In the event that a Board meeting and Board committee meeting are held on the same day, directors receive a fee for attending only one meeting. Non-employee directors are also eligible for reimbursement of their expenses incurred in connection with attendance at meetings, in accordance with Company policy. The Company paid Axel Ullrich $4,000 in his capacity as a member of the Company's Science Advisory Board. In the fiscal year ended December 31, 1998, the total compensation paid to non-employee directors was $78,000. Directors who are employees of the Company do not receive separate compensation for their services as directors, but are eligible to receive stock options under the Company's stock option plans. Each non-employee director of the Company receives stock option grants under the Directors' Plan. Only non-employee directors of the Company are eligible to receive options under the Directors' Plan. In the fiscal year ended December 31, 1998, the Company granted options (net of those canceled or expired) covering an aggregate of 52,000 shares of Common Stock to all non-employee directors as a group. As of March 31, 1999, options to purchase 46,000 shares of Common Stock had been exercised under the Directors' Plan. For a description of the Directors' Plan, see "Proposal 3 -- Approval of an Amendment to the Company's 1994 Non-Employee Directors' Stock Option Plan" above.

Compensation of Executive Officers

         The following table shows for the fiscal years ending December 31, 1998, 1997 and 1996, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated executive officers whose total annual salary and bonuses exceeded $100,000 for the fiscal years ending December 31, 1998, 1997 and 1996 (the "Named Executive Officers"):

Summary Compensation Table

                                                                                               Long-Term
                                               Annual Compensation                        Compensation Awards
                                     ----------------------------------------     ---------------------------------------
                                                                                               Securities
                                                                                Restricted     Underlying
                                                                 Other Annual     Stock          Options/     All Other
Name and Principal Position          Year    Salary     Bonus    Compensation     Awards          SARs (#)   Compensation
---------------------------          ----    ------     -----    ------------     ------          --------   ------------
Stephen Evans-Freke ................ 1998   $ 350,000  $122,500    $69,785(1)    $      0         45,000      $ 2,500(2)
 Chief Executive Officer and         1997   $ 320,000  $110,000    $     0       $      0         45,000      $     0
 Chairman of the Board               1996   $ 290,000  $ 95,000    $     0       $      0         45,000      $     0

K. Peter Hirth, Ph.D. .............. 1998   $ 250,000  $ 59,375    $     0       $      0         30,000      $ 2,500(2)
 Executive Vice President and        1997   $ 225,000  $ 47,972    $     0       $350,000(3)      75,000      $     0
 Chairman of the Research and        1996   $ 197,743  $ 50,000    $     0       $      0         35,000      $50,000(4)
 Development Committee

Sara A. Courtneidge, Ph.D. ......... 1998   $ 180,000  $ 30,600    $     0                        25,000      $ 2,500(2)
 Senior Vice President,              1997   $ 165,000  $ 31,350    $     0       $      0         20,000      $     0
 Research                            1996   $ 147,700  $ 26,586    $     0       $      0         20,000      $     0

Peter J. Langecker, M.D.,Ph.D.(5) .. 1998   $ 215,000  $ 32,250    $     0                         7,000      $ 2,500(2)
 Vice President, Clinical Affair     1997   $  98,952  $ 13,855    $10,000(6)    $      0          7,500      $     0
                                     1996   $       0  $      0    $     0       $      0              0      $     0

Laura K. Shawver, Ph.D. ............ 1998   $ 155,000  $ 31,000    $     0       $      0         15,000      $ 2,500(2)
 Vice President, Preclinical         1997   $ 140,000  $ 23,800    $     0       $      0         12,000      $     0
 and Pharmaceutical Development      1996   $ 116,950  $ 17,543    $     0       $      0         15,000      $     0

------------
(1) Mr. Evans-Freke's other annual compensation of $69,785 consists of reimbursement for his relocation expenses.
(2) Consists of a discretionary contribution to the Company's 401(k) Plan made by the Company on behalf of Mr. Evans-Freke and Drs. Hirth, Courtneidge, Langecker and Shawver.
(3) Includes 25,000 shares of Common Stock issued to Dr. Hirth in September 1997 in connection with a Restricted Stock Purchase Agreement for past services rendered to the Company, subject to forfeiture at the option of the Company upon the termination of Dr. Hirth's employment prior to a specified date. Subject to certain restrictions, such shares shall vest in full on March 31, 1999.
(4) Dr. Hirth's other compensation of $50,000 during 1996 consisted of the forgiveness of a loan for the purchase of a residence.
(5) Dr. Langecker commenced employment with the Company on July 16, 1997 at an annual salary of $215,000.
(6) Represents a sign-on bonus.

                        Stock Option Grants and Exercises

         The Company grants options to its executive officers under its Option Plan and Long-Term Objectives Stock Option Plan for Senior Management (the "LTO Plan" and collectively with the Option Plan, the "Employee Plans"). As of December 31, 1998, options to purchase a total of 2,705,023 shares (net of canceled or expired options) had been granted and were outstanding under the Employee Plans, of which 22,128 are subject to stockholder approval.

         The following tables show for the fiscal year ended December 31, 1998, certain information regarding options granted to, exercised by, and held at year end by the Named Executive Officers:


                                                  Option Grants in Fiscal Year 1998

                                                                                                       Potential Realizable Value at
                                                                                                       Assumed Annual Rates of Stock
                                                                                                       Price Appreciation for Option
                                                                 Individual Grants                                  Term (2)
                                              -----------------------------------------------------    -----------------------------
                                                         % of Total
                                              Number of   Options
                                             Securities   Granted to              Market
                                             Underlying  Employees in  Exercise  Price On
                                              Options    Fiscal Year    Price     Date of   Expiration
                  Name                        Granted(#)      (1)       ($/Sh)     Grant       Date       0%($)    5%($)      10%($)
                  ----                        ----------      ---       ------     -----       ----       -----    -----      ------
Stephen Evans-Freke (3) .....................   45,000        6.6%    $   13.00  $   13.00    12/08/08    $  0    367,903    932,339
K. Peter Hirth, Ph.D. (4) ...................   30,000        4.4%        13.00      13.00    12/08/08       0    245,268    621,559
Sara A. Courtneidge, Ph.D. (5) ..............   25,000        3.6%        13.00      13.00    12/08/08       0    204,391    517,966
Peter J. Langecker, M.D., Ph.D. (6) .........    7,000        1.0%        13.00      13.00    12/08/08       0     57,229    145,031
Laura K. Shawver, Ph.D. (7) .................   15,000        2.2%        13.00      13.00    12/08/08       0    122,634    310,780

------------
(1) Based on an aggregate of 684,964 options granted under the Option Plan in fiscal year 1998 to employees. There were no options granted under the LTO Plan in fiscal year 1998.
(2) The potential realizable value is based on the term of the option at the time of grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term at the appreciated price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.
(3) Option to purchase 45,000 shares of Common Stock vests over four years at the rate of one-sixteenth of the shares subject to the option per quarter beginning January 1, 1999.
(4) Option to purchase 30,000 shares of Common Stock vests over four years at the rate of one-sixteenth of the shares subject to the option per quarter beginning January 1, 1999.
(5) Option to purchase 25,000 shares of Common Stock vests over four years at the rate of one-sixteenth of the shares subject to the option per quarter beginning January 1, 1999.
(6) Option to purchase 7,000 shares of Common Stock vests over four years at the rate of one-sixteenth of the shares subject to the option per quarter beginning January 1, 1999.
(7) Option to purchase 15,000 shares of Common Stock vests over four years at the rate of one-sixteenth of the shares subject to the option per quarter beginning January 1, 1999.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values




                                                                                                            Value of
                                                                              Number of Securities        Unexercised
                                                                                   Underlying             In-the-Money
                                                                               Unexercised Options         Options at
                                            Shares                               at FY-End (#)           FY-End ($)(2)
                                          Acquired on          Value              Exercisable/            Exercisable/
                  Name                   Exercise (#)     Realized ($)(1)        Unexercisable           Unexercisable
                  ----                   ------------     ---------------        -------------           -------------
Stephen Evans-Freke ........................     0             $     0            270,000/45,000       $1,260,000/$78,750
K. Peter Hirth, Ph.D. ......................     0                   0           149,196/116,738          884,888/315,876
Sara A. Courtneidge, Ph.D. .................     0                   0             82,124/56,876          524,348/129,964
Peter J. Langecker, M.D., Ph.D. ............     0                   0             25,312/64,188            32,578/86,548
Laura K. Shawver, Ph.D. .................... 3,000              36,750             33,092/34,750           201,013/81,891

------------
(1) Value realized is based on the fair market value of the Company's Common Stock on the date of exercise minus the exercise price and does not necessarily indicate that the optionee sold such stock.
(2) Based on the fair market value of the Company's Common Stock at December 31, 1998 ($14.75), minus the exercise price of the option.



Employment Agreements

         In connection with the appointment of James L. Knighton as Senior Vice President and Chief Financial Officer of the Company in October 1998, the Company entered into an agreement with Mr. Knighton. Pursuant to such agreement, the Company paid Mr. Knighton $70,000 in bonuses and issued 20,000 shares of Common Stock, subject to forfeiture at the option of the Company upon the termination of Mr. Knighton's employment prior to a specified date. Subject to certain restrictions, such shares shall vest on October 29, 2000. In the event that Mr. Knighton is terminated without cause during his first two years of employment, he will receive twelve months salary and bonus together with all benefits, and stock and option grants awarded to Mr. Knighton will continue to vest for the greater of twelve months after termination or the period required to obtain 50% vesting on the initial grants made to Mr. Knighton.

         In July 1998, the Compensation Committee approved a compensation arrangement with Mr. Evans-Freke which was subsequently amended in February 1999. Pursuant to the terms of the amended arrangement, in consideration for Mr. Evans-Freke's commitment to serve as Chief Executive Officer until at least June 30, 1999, the Company agreed to issue Mr. Evans-Freke up to 100,000 shares of Common Stock, subject to the achievement of certain milestones related to the financing of the Company, the hiring of senior executive management or certain other events. Pursuant to the amended arrangement, Mr. Evans-Freke was issued 50,000 shares of Common Stock in March 1999.

Report of the Compensation Committee of the Board of Directors on Executive Compensation(1)

         The Company's executive compensation program is administered by the Compensation Committee, composed in 1998 of Donald E. Nickelson, Bruce R. Ross, Richard D. Spizzirri (effective June 1998) and Michael A. Wall (who resigned in June 1998), each a non-employee director of the Company in 1998. Subsequent to Mr. Wall's resignation from the Company's Board of Directors in June 1998, Richard D. Spizzirri was elected to the Compensation Committee to replace Mr. Wall. Mr. Ross served on the Compensation Committee until February 1999, when he resigned from the Company's Board of Directors. Currently, there is one vacancy on the Compensation Committee.

------------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

         The Company's executive compensation program is designed to retain, motivate and reward executives who are responsible for leading the Company in achieving its business objectives. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. This report is submitted by the Compensation Committee and addresses the Company's compensation policies for the fiscal year ended December 31, 1998 as they affected Stephen Evans-Freke, in his capacity as Chairman of the Board and Chief Executive Officer of the Company, and the other executive officers of the Company.

Compensation Philosophy

         The objectives of the executive compensation program are to (i) align compensation with the Company's business objectives and individual performance,
(ii) motivate and reward high levels of performance, (iii) recognize and reward the achievement of team and individual goals and (iv) enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company.

         The Company's executive compensation philosophy is to tie a significant portion of executive compensation to the performance of the Company and is based on the following:

     - The Committee compares its executive compensation practices with those of other companies in the industry and sets its compensation guidelines based on this review. The Committee believes that the Company's base annual salaries for its executives are generally in the mid-range of those paid to executives of comparable companies in the biopharmaceutical industry. The Compensation Committee seeks, however, to provide its executives with opportunities for higher compensation through cash bonuses, stock options and, to a more limited extent, restricted stock awards.

     - The Committee believes that, in order to further motivate its executives, a very substantial portion of the compensation of the Company's executives should be linked to the Company's performance, including that of its stock in the marketplace. The linkage is achieved through the Company's stock option program, which includes the Company's 1992 Stock Option Plan (the "1992 Plan") and Long-Term Objectives Stock Option Plan for Senior Management (the "LTO Plan"). This program also serves to more fully align the interests of management with those of the Company's stockholders.

     - The Committee also believes that an executive compensation program that ties cash bonus awards to performance and achievement of the Company's stated goals serves both as an influential motivator to its executives and as an effective instrument for aligning their interests with those of the stockholders of the Company.

Implementation of Compensation Program

         Annual compensation for the Company's executives consists of three principal elements: salary, cash bonuses and stock options.

         Salary

         The Compensation Committee sets the base annual salary for executives by reviewing compensation for comparable positions in the market and the historical compensation levels of the Company's executives. Currently, the base annual salaries of the Company's executives are at levels which the Compensation Committee believes are generally in the midrange of executives of companies with which the Company compares itself. Increases in annual salaries are based on a review and evaluation of executive salary levels and the demonstrated capabilities of the executives in managing the key aspects of a biopharmaceutical company, including, generally in order of importance, (i) research, drug discovery and preclinical and clinical development, (ii)
strategic planning, including corporate and scientific collaborations and patent, (iii) financial matters, including attracting capital and financial planning and (iv) human resources.

         Cash Bonuses

         In December 1997, the Compensation Committee adopted the 1998 Key Management Cash Incentive Compensation Plan (the "1998 CIP"). The objectives of the 1998 CIP were consistent with the Company's compensation philosophy set forth above. The objectives of the 1998 CIP were to motivate and reward key management, including officers of the Company, for achievement of significant operating objectives and to retain key management by remaining competitive with other biotechnology companies. The structure of the 1998 CIP was that two-thirds of an officer's cash bonus was directly related to achievement of specific goals and the remaining one-third was discretionary. The goals for the officers of the Company are established annually by the Board of Directors or a Committee designated by the Board. Individual bonuses of 15% or more of a participant's annual base salary are approved by the Compensation Committee. Cash bonuses under the 1998 CIP were based on the achievement of the specific operating objectives established for the Company during 1998, combined with a subjective assessment of individual performance. The Company's goals included the achievement of objectives with respect to controlling cash spending, including capital expenditures, in accordance with the Company's annual budget, management of the Company's future relocation to a larger facility, advancement of the Company's clinical and preclinical drug development programs, furthering the Company's corporate collaboration strategies and obtaining additional financing for the Company, as well as the attainment of other goals established for the year for the Company and for individual executive officers

         Pursuant to the 1998 CIP, each of the Named Executive Officers received a cash performance bonus for fiscal 1998 ranging from a high of approximately 35% to a low of approximately 15% of the executive officer's annual base salary. All executive officers of the Company as a group received aggregate bonus awards of $425,801 for fiscal 1998 performance, representing a range of 15% to 35% of the executive officers' respective base salaries.

         Stock Options

         Total compensation at the executive level also includes long-term incentives offered by stock options. Stock options are designed to promote the identity of long-term interests between the Company's employees and its stockholders and to assist in the retention of employees. In the case of stock options, the size of individual option grants is generally intended to reflect the executive's position with the Company and his or her importance and contributions to the Company. Options have been granted to executives under the 1992 Plan and the LTO Plan. The option program generally requires a vesting period to encourage employees to continue in the employ of the Company.

         In December 1998, the Compensation Committee awarded performance based stock option grants under the 1992 Plan to all of the Company's executive officers for 1998 performance. Options granted under the 1992 Plan generally vest quarterly over four years from the date of the grant. It has been the Company's practice to fix the exercise price of option grants under the 1992 Plan at 100% of the fair market value per share on the date of grant. The Compensation Committee considered the number of options held by executive officers when awarding stock option grants under the 1992 Plan.

         No options were granted under the LTO Plan in 1998. The LTO Plan was adopted in 1995 to provide a means to enable the Company to create significant incentives for senior executive management employees to exert maximum efforts for the success of the Company through the award of options to purchase shares of the Company's Common Stock, which become exercisable over an extended vesting schedule, subject to acceleration upon the achievement of certain specific long-term objectives important to the Company's success.

Limitation on Deduction of Compensation Paid to Certain Named Executive Officers

         Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to certain executive officers in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code.

         The Compensation Committee has determined that stock options granted under the 1992 Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be treated as "performance-based compensation." The Compensation Committee has determined that compensation attributable to stock options granted under the LTO Plan shall be counted toward the $1,000,000 limitation and, to the extent such compensation exceeds $1,000,000 when combined with all other types of compensation received by a covered employee from the Company, may not be deductible as a business expense by the Company.

Compensation of the Chief Executive Officer in Fiscal 1998

         As discussed above, Mr. Evans-Freke is eligible to participate in the same executive compensation plans available to the other executive officers of the Company, including the 1998 CIP. The Compensation Committee set Mr. Evans-Freke's total annual compensation, including compensation derived from the 1998 CIP and stock option program, at a level it believes is competitive with that of other Chief Executive Officers at other companies in the biopharmaceutical industry, although at the middle of the range. In addition, Mr. Evans-Freke's performance-based options are at a level and subject to terms that the Compensation Committee believes will properly motivate and retain Mr. Evans-Freke as the Chief Executive Officer of the Company.

         Mr. Evans-Freke earned $350,000 in 1998 as his annual base salary. In determining Mr. Evans-Freke's salary for 1998, the Compensation Committee reviewed various factors. These factors included Mr. Evans-Freke's contributions for the prior year, including the advancement of research and development activities and the successful 1997 public offering of the Company's Common Stock and private placement of convertible notes, as well as Mr. Evans-Freke's overall success in managing and motivating the Company's employees in order to meet the Company's operating and corporate objectives, together with the challenges to be faced in 1998 and the desire to offer a competitive salary. His bonus award of $122,500 for fiscal 1998 performance reflects substantial attainment of the Company's goals for 1998, as discussed above under "Implementation of Compensation Program -- Cash Bonuses," including securing the collaboration with Taiho Pharmaceutical Ltd. and the advancement of the Company's research and development activities, particularly the initiation of the Phase III registrational study of SU101 in glioblastoma and the filing of an
Investigational New Drug application with Food and Drug Administration for SU6668, the Company's third cancer product.

         In July 1998, the Compensation Committee approved a compensation arrangement with Mr. Evans-Freke which was subsequently amended in February 1999. Pursuant to the terms of the amended arrangement, in consideration for Mr. Evans-Freke's commitment to serve as Chief Executive Officer until at least June 30, 1999, the Company agreed to issue Mr. Evans-Freke up to 100,000 shares of Common Stock, subject to the achievement of certain milestones related to the financing of the Company, the hiring of senior executive management or certain other events. Pursuant to the amended arrangement, Mr. Evans-Freke was issued 50,000 shares of Common Stock in March 1999.

         In December 1998, the Compensation Committee granted Mr. Evans-Freke an option under the 1992 Plan to purchase 45,000 shares of the Company's Common Stock in recognition of Mr. Evans-Freke's substantial contributions to the Company in 1998. The Compensation Committee determined that the level of options granted to Mr. Evans-Freke under the 1992 Plan was commensurate with Mr. Evans-Freke's substantial contributions on behalf of the Company during 1998, as set forth above, and that the level of options previously granted under the LTO Plan and the terms of such options are consistent with the Company's objectives of motivating and rewarding senior executive officers.


                                         Compensation Committee

                                         Donald E. Nickelson, Chairman
                                         Bruce R. Ross (Effective February 1998
                                           through February 1999)
                                         Richard   D.   Spizzirri  (Effective
                                           July 1998)
                                         Michael   A.   Wall  (Resigned  June
                                           1998)

Compensation Committee Interlocks and Insider Participation

         As noted above, the Company's Compensation Committee currently consists of two non-employee directors: Mr. Nickelson (Chairman) and Mr. Spizzirri. There were no officers or employees of the Company who participated in deliberations of the Company's Compensation Committee concerning executive officer compensation during the year ended December 31, 1998.

Performance Measurement Comparison(2)

         The following chart shows the total stockholder return of an investment of $100 on October 4, 1994 in cash of (i) the Company's Common Stock, (ii) the Nasdaq Stock Market (U.S.) Index ("Nasdaq") and (iii) the Hambrecht & Quist Biotechnology Index ("H&Q"). All values assume reinvestment of the full amount of all dividends and compound on a monthly basis:

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


         COMPARISON OF 17 QUARTER CUMULATIVE TOTAL RETURN ON INVESTMENT



     DATES    SUGEN, Inc.   Nasdaq Stock Market -U.S.   H&Q Biotechnology Sector
     -----    -----------   -------------------------   ------------------------
    Oct-94      100.00               100.00                     100.00
    Dec-94       68.33               100.99                     100.74
    Mar-95       90.00               110.10                     104.62
    Jun-95       91.67               125.94                     117.68
    Sep-95      185.00               141.11                     142.21
    Dec-95      198.33               142.83                     171.36
    Mar-96      190.00               149.49                     163.78
    Jun-96      156.67               161.68                     153.06
    Sep-96      158.33               167.41                     162.59
    Dec-96      171.67               175.64                     158.12
    Mar-97      140.00               166.11                     151.79
    Jun-97      171.67               196.56                     159.73
    Sep-97      268.33               229.80                     172.47
    Dec-97      175.00               215.48                     160.05
    Mar-98      181.67               252.12                     183.44
    Jun-98      216.67               259.43                     171.40
    Sep-98      173.33               234.86                     181.20
    Dec-98      196.67               302.91                     243.72

------------
(2) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Securities Act or the 1934 Securities Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The performance of the Company's stock over the period shown is not necessarily indicative of future performance. October 4, 1994 was the effective date of the Company's initial public offering.

                              CERTAIN TRANSACTIONS

         The Company paid $100,000 to Joseph Schlessinger, Ph.D., an honorary member of the Board of Directors of the Company, for consulting services rendered to the Company in the last fiscal year, pursuant to a consulting agreement entered into in August 1991.

         In connection with the appointment of James L. Knighton as Senior Vice President and Chief Financial Officer of the Company in October 1998, the Company entered into an agreement with Mr. Knighton. Pursuant to such agreement, the Company paid Mr. Knighton $70,000 in bonuses and issued 20,000 shares of Common Stock, subject to forfeiture at the option of the Company upon the termination of Mr. Knighton's employment prior to a specified date. Subject to certain restrictions, such shares shall vest on October 29, 2000. In the event that Mr. Knighton is terminated without cause during his first two years of employment, he will receive twelve months salary and bonus together with all benefits, and stock and option grants awarded to Mr. Knighton will continue to vest for the greater of twelve months after termination or the period required to obtain 50% vesting on the initial grants made to Mr. Knighton.

         In September 1998, the Company granted Richard Spizzirri an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $13.75 per share, the then fair market value, in consideration for consulting services rendered. The option vests over a four year period.

         In October 1998, the Company entered into a loan agreement with K. Peter Hirth, Executive Vice President and Chairman of the Research and Development Committee, in the amount of $120,000. Subject to certain conditions, the loan will be forgiven on October 13, 2001.

         The Company has entered into indemnity agreements with certain of its officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of such person's position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


                                           By Order of the Board of Directors


                                           Richard D. Spizzirri
                                           Secretary


April 22, 1999


         A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998 is available without charge upon written request to: Investor Relations, SUGEN, Inc., 230 East Grand Avenue, South San Francisco, CA 94080.

                                                                      1354-PS-99

                                                                      APPENDIX A

                                   SUGEN, INC.

                             1992 STOCK OPTION PLAN

                            Adopted February 28, 1992
                       Termination Date: February 27, 2002


1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "Company" means SUGEN, Inc., a Delaware corporation.

         (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a

                                       1.

director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (g) "Continuous Service" (formerly, "Continuous Status as an Employee, Director or Consultant") means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Optionee's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by that party, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or its successor.

         (h)  "Covered Employee" means the chief executive  officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (i)  "Director" means a member of the Board.

         (j)  "Disability"  means total and  permanent  disability as defined in
Section 22(e)(3) of the Code.

         (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

                  (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                                       2.

                  (2) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the high bid and high asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (q) "Option" means a stock option granted pursuant to the Plan.

         (r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (s) "Optioned Stock" means the common stock of the Company subject to an Option.

         (t) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

         (u) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (v)      "Plan" means this SUGEN, Inc. 1992 Stock Option Plan.

         (w) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                                       3.

         (x) "Securities Act" means the Securities Act of 1933, as amended.


3.       ADMINISTRATION.

         (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how the Option shall be granted; whether the Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

                  (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (3) To amend the Plan as provided in Section 11.

                  (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

                                       4.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate four million two hundred fifty thousand (4,250,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such Option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a)  Incentive   Stock  Options  may  be  granted  only  to  Employees.
Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

         (b) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

         (c) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than five percent (5%) of the number of shares of the Company's common stock that was outstanding on the record date for the Company's 1995 Annual Stockholder Meeting (i.e., four hundred thirty-four thousand five hundred twenty-seven (434,527) shares) in any calendar year.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) Term. No Option shall be  exercisable  after the  expiration of ten
(10) years from the date it was granted.

         (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, the exercise price of each Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the stock

                                       5.

subject to the Option on the date the Option is granted if the person to whom the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock, as described in subsection 5(b).

         (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

         In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any

                                       6.

such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

         (g) Termination of Continuous Service. In the event an Optionee's Continuous Service terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, the Board shall determine such period of time (generally not to exceed three (3) months from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (h) Disability of Optionee. In the event an Optionee's Continuous Service terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (i) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (or such shorter period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate

                                       7.

or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall exercise its repurchase option to the extent permitted by applicable law.

         (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

                                       8.

         (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

         (c) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the bylaws of the Company.

         (d) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

         (e) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (f) If an Option is canceled, or deemed to be canceled, for purposes of
Section 162(m) of the Code and the regulations promulgated thereunder, then the number of shares subject to the canceled Option shall continue to count towards the maximum number of shares which may be granted to any person pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(f) shall be applicable only to the extent required by Section 162(m) of the Code.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Options.

         (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (3) any other capital reorganization in which more than fifty percent (50%) of the

                                       9.

shares of the Company entitled to vote are exchanged; (4) a transaction or group of related transactions involving the sale of all or substantially all of the Company's assets; (5) the acquisition by any person, entity or group (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any subsidiary of the Company) of the beneficial ownership, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power in the election of directors; or (6) a change in the composition of the Company's Board of Directors such that, during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board, together with individuals who are Approved New Directors (as defined below), cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board are entitled to vote; then, to the extent not prohibited by law, the time during which Options outstanding under the Plan may be exercised shall be accelerated prior to such event, and the Options terminated if not exercised at or prior to such event. For purposes of this subsection 10(b), an Approved New Director shall be a Board member whose election, or the nomination for election by the Company's stockholders, was approved by a vote of a majority of the votes entitled to be cast by directors then still in office who were directors at the beginning of the period.

11.      AMENDMENT OF THE PLAN AND OPTIONS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (1) Increase the number of shares reserved for Options under the Plan;

                  (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the
Code); or

                  (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder

                                      10.

relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 27, 2002 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Options granted to acquire shares of the Company's common stock under the Plan shall be exercised unless and until the issuance of such shares under the Plan has been approved by the stockholders of the Company.

                                      11.

                                  PLAN HISTORY

Adopted February 28, 1992
Amended effective as of February 5, 1993
Amended by the Board of Directors on January 7, 1994 and April 12, 1994 Amended by the Board of Directors on February 24, 1995 and May 1, 1995 Approved by Stockholders on June 6, 1995
Amended by the Board of Directors on December 19, 1995
Approved  by the  Stockholders  on May 23,  1996
Amended  by the Board of Directors  on December  10, 1996
Approved by the  Stockholders  on May 21, 1997
Amended by the Board of Directors on February 19, 1998
Approved by  Stockholders on May 20, 1998
Amended by the Board of Directors on February 22, 1999

                                      12.

                                                                      APPENDIX B

                                   SUGEN, INC.

                 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                             Adopted April 12, 1994
                            Effective October 4, 1994
                        Termination Date: April 12, 2004


1.       PURPOSE.

         (a) The purpose of the 1994 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of SUGEN, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in

                                       1.

the aggregate three hundred eighty thousand (380,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       ELIGIBILITY.

         Options shall be granted only to Non-Employee Directors of the Company.

5.       NON-DISCRETIONARY GRANTS.

         (a) Upon the date of the annual meeting of stockholders of the Company held during 1995, each person who is then a Non-Employee Director of the Company and has been a Non-Employee Director for at least three (3) months automatically shall be granted an option to purchase two thousand (2,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (b) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (c) Ten (10) days following the date of each annual meeting of stockholders of the Company, commencing with the meeting held during 1995, each person who is then a Non-Employee Director of the Company and has been a Non-Employee Director for at least three (3) months automatically shall be granted an option to purchase five thousand (5,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (d) On June 1, 1998 and thereafter ten (10) days following the date of each annual meeting of stockholders of the Company, commencing with the meeting held during 1999, each Non-Employee Director of the Company who is then a member of the Executive Committee of the Board automatically shall be granted an option to purchase two thousand (2,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (e) On June 1, 1998 and thereafter ten (10) days following the date of each annual meeting of stockholders of the Company, commencing with the meeting held during 1999, each Non-Employee Director of the Company who is then a member (but not the Chairperson) of the Audit Committee, Compensation Committee and/or Nominating Committee of the Board automatically shall be granted, for each such committee, an option to purchase one thousand (1,000) shares of common stock of the Company on the terms and conditions set forth herein.

                                       2.

         (f) On June 1, 1998 and thereafter ten (10) days following the date of each annual meeting of stockholders of the Company, commencing with the meeting held during 1999, each Non-Employee Director of the Company who is then the Chairperson of the Audit Committee, Compensation Committee and/or Nominating Committee of the Board automatically shall be granted, for each such committee, an option to purchase two thousand (2,000) shares of common stock of the Company on the terms and conditions set forth herein.

6.       OPTION PROVISIONS.

         Each option shall be subject to the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director of the Company terminates for any reason or for no reason, including the optionee's death, the option shall terminate on the earlier of the Expiration Date or the date six (6) months following the date of termination of service. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only as to that number of shares as to which it was vested on the date of termination of such service under the provisions of subparagraph 6(e).

         (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

         (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than one thousand (1,000) shares; but when the number of shares being purchased upon an exercise is one thousand (1,000) or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

                  (i) Payment of the exercise price per share in cash at the time of exercise; or

                  (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

                  (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

         Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the

                                       3.

receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative. The person to whom the option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

         (e) Options granted pursuant to the Plan shall become vested as follows: (i) options granted pursuant to subparagraph 5(a) above shall become fully vested on the date of grant; (ii) options granted pursuant to subparagraph 5(b) above shall become vested in installments over a period of five years from the date of grant at the rate of twenty percent (20%) per year in five (5) equal annual installments commencing on the date one year after the date of grant; and
(iii) options granted pursuant to subparagraphs 5(c), 5(d), 5(e) and 5(f) above shall become fully vested on the date ten days prior to the date of the first annual meeting of stockholders of the Company subsequent to the date of the grant. The options shall vest as set forth above, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director to the Company or any Affiliate of the Company.

         (f) The optionee may elect at any time while a Non-Employee Director of the Company to exercise the option as to any or all of the shares subject to the option prior to vesting of the option as described in subparagraph 6(e). Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company.

         (g) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (h) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

                                       4.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.       USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

         (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

         (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for such Non-Employee Director pursuant to an option granted to such Non-Employee Director.

                                       5.

         (e) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

         (f) As used in this Plan, fair market value means, as of any date, the value of the common stock of the Company determined as follows:

                  (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (ii) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair
Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

         (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged; (4) a transaction or group of related

                                       6.

transactions involving the sale of all or substantially all of the Company's assets; (5) the acquisition by any person, entity or group (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any subsidiary of the Company) of the beneficial ownership, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power in the election of directors; or (6) a change in the composition of the Company's Board of Directors such that, during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board, together with individuals who are Approved New Directors (as defined below), cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board are entitled to vote; then, to the extent not prohibited by law, the time during which options outstanding under the Plan become fully vested shall be accelerated prior to such event, and the options terminated if not exercised at or prior to such event. For purposes of this subparagraph 10(b), an Approved New Director shall be a Board member whose election, or the nomination for election by the Company's stockholders, was approved by a vote of a majority of the votes entitled to be cast by the directors then still in office who were directors at the beginning of the period.

11.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the Plan more than once every six (6) months, with respect to the provisions of the Plan that relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (i) Increase the number of shares which may be issued under the Plan; or

                  (ii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements; or

                  (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3.

         (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

                                       7.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 12, 2004. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

         (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.      EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the stockholders of the Company approve the Plan.

         (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                                       8.

                                  PLAN HISTORY
                                  ------------


Adopted April 12, 1994 to be effective upon the Initial Public Offering of SUGEN, Inc.
Common Stock (October 4, 1994)
Approved by the  Stockholders on May 20, 1994

Amended by the Board of Directors on February 24, 1995
Approved by Stockholders on June 6, 1995

Amended by the Board of Directors on December 19, 1995
Approved by the Stockholders on May 23, 1996

Amended by the Board of Directors on February 19, 1998
Approved by the Stockholders on May 20 1998

Amended by the Board of Directors on June 1, 1998

                                       9.

                                                                      APPENDIX C

                                   SUGEN, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                             Adopted April 12, 1994
                             Effective April 1, 1995
                         Termination Date April 12, 2004


1.       PURPOSE.

         (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Sugen, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                                       1.

                  (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                  (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iv) To amend the Plan as provided in paragraph 13.

                  (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate four hundred (400,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       GRANT OF RIGHTS; OFFERING.

         The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

                                       2.

5.       ELIGIBILITY.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                  (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                  (ii) the Offering Period for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                  (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering Period for such Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's

                                       3.

rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.       RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Offering Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                  (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                  (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.       PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the

                                       4.

maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering Period. "Earnings" is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, and other remuneration paid directly to the employee, but excluding bonuses, profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Offering only as provided for in the Offering.

         (b) At any time during an Offering Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

         (d) Rights granted under the Plan shall not be transferable, and, except as provided in Section 14, shall be exercisable only by the person to whom such rights are granted.

8.       EXERCISE.

         (a) On each purchase date, as defined in the relevant Offering (a "Purchase Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant

                                       5.

to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after the final Purchase Date of the Offering, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on a Purchase Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Purchase Date and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Purchase Date shall not be delayed more than two (2) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.       COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

                                       6.

11.      RIGHTS AS A STOCKHOLDER.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

          (b) In the event of: (1) a dissolution  or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (i) Increase the number of shares reserved for rights under the Plan;

                  (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

                                       7.

                  (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.      DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering Period.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 12, 2004. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of

                                       8.

the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

16.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

                                       9.

                                  PLAN HISTORY



Adopted April 12, 1994 to be effective upon the Initial Public Offering of SUGEN, Inc.
Common Stock (October 4, 1994)
Approved by the Stockholders on May 20, 1994

Amended by the Board of Directors on February 23, 1995

Amended by the Board of Directors on February 22, 1999

                                                                      APPENDIX D

--------------------------------------------------------------------------------
PROXY                              SUGEN, Inc.                             PROXY


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                      FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 19, 1999


    The undersigned hereby appoints STEPHEN EVANS-FREKE AND JAMES L. KNIGHTON, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SUGEN, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of SUGEN, Inc. to be held at the offices of the Company, located at 230 East Grand Avenue, South San Francisco, California, on Wednesday, May 19, 1999, at 10:00 a.m., (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

ATTENTION: PLEASE NOTE THAT THIS BOX WILL NOT BE PRINTED. IT IS TO SHOW THE TEXT
           POSITION ON THE FRONT OF THIS PROXY CARD


----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Please mark
                                                                                                                  [X]   your votes
                                                                                                                         as this

MANAGEMENT  AND THE BOARD OF  DIRECTORS  RECOMMEND A
VOTE FOR THE NOMINEES FOR DIRECTOR  LISTED BELOW AND
A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

                                                                                                               FOR  AGAINST ABSTAIN

                                            WITHHOLD    2.   To approve an amendment to the  Company's  1992   [ ]    [ ]     [ ]
1. To elect two directors to          FOR   FOR ALL          Stock  Option  Plan,  as amended  (the  "Option
   hold office until the 2002         [ ]     [ ]            Plan"),  to increase  the  aggregate  number of
   Annual Meeting of Stockholders.                           shares of Common Stock  available  for issuance
                                                             under the Option Plan by 750,000 shares.
   Nominees:
   Jeremy L. Curnock Cook and Gerald Moller, Ph.D.      3.   To approve an amendment to the  Company's  1994   [ ]    [ ]     [ ]
                                                             Non-Employee  Directors'  Stock Option Plan, as
INSTRUCTION:  To withhold  authority to vote for any         amended (the "Directors' Plan"), to provide for
individual  nominee,  strike  a  line  through  that         automatic and  non-discretionary  option grants
nominee's name.                                              to  certain  directors  who  serve  on  certain
                                                             committees of the Board of Directors.
MARK HERE FOR ADDRESS CHANGE AND              [ ]
NOTE BELOW                                              4.   To  approve  an  amendment  to  the   Company's   [ ]    [ ]     [ ]
                                                             Employee  Stock  Purchase Plan, as amended (the
                                                             "Employees'  Plan"),  to increase the aggregate
                                                             number of shares of Common Stock  available for
                                                             issuance under the  Employees'  Plan by 200,000
                                                             shares.

                                                        5.   To ratify the selection of Ernst & Young LLP as   [ ]    [ ]     [ ]
                                                             independent  auditors  of the  Company  for its
                                                             fiscal year ending December 31, 1999.

                                                        6.   To transact such other business as may properly
                                                             come  before the  meeting  or any  adjournments
                                                             thereof.

                                                                              Please vote,  date and promptly return this proxy in
                                                                              the  enclosed   return  envelope  which  is  postage
                                                                              prepaid if mailed in the United States.

                                                                              Please sign exactly as your name appears hereon.  If
                                                                              the stock is  registered in the names of two or more
                                                                              persons,     each    should     sign.     Executors,
                                                                              administrators,      trustees,     guardians     and
                                                                              attorneys-in-fact should add their titles. If signer
                                                                              is a  corporation,  please give full  corporate name
                                                                              and have a duly  authorized  officer  sign,  stating
                                                                              title.  If signer is a  partnership,  please sign in
                                                                              partnership name by authorized person.


Signature(s) ----------------------------------------------------------------      Dated: --------------------------------- , 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                     - FOLD AND DETACH HERE -

                           ATTENTION: PLEASE NOTE THAT THIS BOX WILL NOT BE PRINTED. IT IS TO SHOW THE
                                      TEXT POSITION ON THE BACK OF THIS PROXY CARD